SHAREHOLDER AGREEMENT



                                     BETWEEN



                               PARK-HOSPITAL GMBH




                                       AND



                        PARACELSUS HEALTHCARE CORPORATION




                           DATED AS OF MARCH 22, 1999





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                                TABLE OF CONTENTS

SECTION                                                                   PAGE

SECTION 1.  Certain
Definitions................................................................1
SECTION 2.  Representations and Warranties of the Shareholder..............6
SECTION 3.  Representations and Warranties of Paracelsus...................6
SECTION 4.  Voting Security Transfers......................................6
SECTION 5.  Right of First Offer...........................................8
SECTION 6.  Agreement to Sell Voting Securities...........................10
SECTION 7.  Board Representation..........................................10
SECTION 8.  Demand Registrations..........................................13
SECTION 9.  Piggyback Registrations.......................................15
SECTION 10.  Holdback Agreements..........................................16
SECTION 11.  Registration Procedures......................................16
SECTION 12.  Shareholder's Cooperation....................................19
SECTION 13.  Underwriting Agreement.......................................19
SECTION 14. Expenses......................................................19
SECTION 15. Indemnification...............................................19
SECTION 16.  Changes in Paracelsus Common Stock...........................22
SECTION 17.  Shareholder Protection Rights Plan...........................22
SECTION 18.  Additional Agreements........................................22
SECTION 19. Legends.......................................................23
SECTION 20.  Specific Performance.........................................23
SECTION 21.  Successors and Assigns.......................................23
SECTION 22.  Entire Agreement; Amendment; Waiver..........................24
SECTION 23. Miscellaneous.................................................24

                              SHAREHOLDER AGREEMENT

         THIS SHAREHOLDER AGREEMENT (this "AGREEMENT") is entered into as of March 19, 1999, between Park-Hospital GmbH, a German corporation (the "SHAREHOLDER"), and Paracelsus Healthcare Corporation, a California corporation ("PARACELSUS" or the "COMPANY").

         WHEREAS, the Shareholder and Paracelsus entered into a Shareholder Agreement, dated as of August 16, 1996 (the "ORIGINAL AGREEMENT");

         WHEREAS, the Shareholder, Paracelsus and the Champion Shareholders (defined below) have entered into a Settlement Agreement, dated the date hereof (the "SETTLEMENT AGREEMENT"), as a result of which, among other things, the Shareholder and its Affiliates will be the Beneficial Owners, as of the Effective Date (as defined below), of 20,906,742 shares of Paracelsus Common Stock, and

         WHEREAS, the Shareholder and Paracelsus desire to terminate the Original Agreement and to enter into this Agreement in lieu thereof;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. CERTAIN DEFINITIONS. (a) For the purposes of this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" and "ASSOCIATE" when used with reference to any Person shall have the meanings assigned to such terms in Rule 12b-2 of the Exchange Act as amended from time to time; provided, that Paracelsus and its Subsidiaries and existing directors and executive officers of Paracelsus who become and remain directors and executive officers of Paracelsus shall not, solely as a result of holding such office, be deemed Affiliates or Associates of the Shareholder for purposes of this Agreement.

         "ACQUISITION PROPOSAL" shall mean any bona fide offer or proposal for
(i) a merger or other business combination (other than a Surviving Company Merger) involving Paracelsus, (ii) the acquisition of any Voting Securities representing more than 50% of the Total Voting Power of Paracelsus after giving effect to such Acquisition Proposal or (iii) the acquisition of all or substantially all of the assets of Paracelsus.

         "APPROVED ACQUISITION PROPOSAL" shall mean an Acquisition Proposal that is approved and recommended (and, immediately prior to consummation of such Acquisition Proposal, that continues to be recommended) by a vote of a majority of the entire Board, with at least one (1) of such majority being an Independent
Director.



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                                                                              2

         A Person shall be deemed the "BENEFICIAL OWNER" and to have "BENEFICIAL
OWNERSHIP" of, and to "BENEFICIALLY OWN," any Voting Securities as to which such
Person or any of such Person's Affiliates or Associates (including, without limitation, the beneficiary of any trust) is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 or 13d-5 under the Exchange Act, as such rules are amended from time to time a Person shall not be deemed the "Beneficial
Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any Voting Security (i) solely because such Voting Security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered Voting Security is accepted for payment or exchange or (ii) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such Voting Security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report). For purposes of this Agreement, in determining the percentage of the outstanding Voting Securities with respect to which a Person is the Beneficial Owner, all shares as to which such person is deemed the Beneficial Owner shall be deemed outstanding.

         "BOARD" shall mean the Board of Directors of Paracelsus.

         "CHAMPION DIRECTORS" shall mean the directors of the Board who took office at the initiation of the Champion Shareholders (two of whom will initially be Class II directors with original terms expiring in 2001 and one of whom will initially be a Class I director with an original term expiring in
2000).

         "CHAMPION SHAREHOLDERS" shall mean certain shareholders of Paracelsus that are former shareholders of Champion Healthcare Corporation, a Delaware corporation, who are (directly or indirectly) parties to the Settlement Agreement.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "CURRENT MARKET PRICE" shall mean, on the date any determination thereof, the average of the last sale prices per share of the Paracelsus Common Stock reported on the New York Stock Exchange (or the principal trading market or stock exchange for the Paracelsus Common Stock if other than the New York Stock Exchange) for the 15 business days preceding the date of such determination.

         "DEMAND REGISTRATION" shall have the meaning specified in Section 8(a) hereof.


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                                                                              3

         "DEMAND REGISTRATION REQUEST" shall have the meaning specified in
Section 8(a) hereof.

         "DISTRIBUTION PERIOD" shall mean, with respect to a distribution of Registration Shares in a firm commitment underwritten public offering, the period extending until, but not beyond, such time as each underwriter has completed the distribution of all securities purchased by it, and with respect to any other distribution of Registration Shares in any other registration, the period extending until, but not beyond, the earlier of the sale of all Registration Shares covered thereby or 90 days following the effective date of the registration statement utilized in connection with such registration under the Securities Act.

         "EFFECTIVE DATE" shall mean the later of (i) the Effective Date as such term is defined in Section XIII of the Settlement Agreement and (ii) the date on which the Shareholder has transferred shares of Paracelsus Common Stock to the Champion Shareholders in accordance with Section I. A. of the Settlement Agreement .

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "GROUP" shall have the meaning assigned to such term in Rule 13d-3 of the Exchange Act as amended from time to time.

         "INDEPENDENT DIRECTORS" shall mean those directors of the Board who are not Shareholder Directors, Champion Directors or officers of Paracelsus or any of its Subsidiaries and who do not have, and have not had during the two (2) years preceding election as a director, any business, employment, financial, familial or other relationship with Paracelsus (other than being a director), an affiliate of Paracelsus, the Shareholder, a Champion Shareholder, a person owning three percent (3%) or more of the voting securities of Paracelsus, a director or officer of Paracelsus, or a significant supplier or payor of Paracelsus.

         "ORIGINAL AGREEMENT" shall have the meaning specified in the Recitals hereof.

         "PARACELSUS COMMON STOCK" shall mean the common stock, no par value per share, of Paracelsus.

         "PARK NOTE" shall mean the $7.2 million subordinated note, dated
August
30, 1996, issued by Paracelsus to the Shareholder.

         "PERSON" shall mean an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a governmental or political subdivision or an agency or instrumentality thereof.

         "PIGGYBACK REGISTRATION "shall have the meaning specified in Section 9(a) hereof.


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                                                                              4

         "PIGGYBACK REGISTRATION REQUEST "shall have the meaning set forth in
Section 9(a) hereof.

         "QUALIFIED PARTIES" shall mean any (i) trust described in Section 664 of the Code (or any substantially similar entity under non-U.S. tax laws) of which the Shareholder or any of its Affiliates or Associates, or Family Members of the Shareholder or any of its Affiliates or Associates, are income beneficiaries and (ii) any charitable organization described in Section 501 (c)
(3) of the Code (or any substantially similar entity under non-U.S. tax laws), in both cases that is or simultaneously agrees to be bound on the same basis as the Shareholder under this Agreement.

         "REGISTRATION SHARES" shall mean (i) any of the 20,906,742 shares of Paracelsus Common Stock Beneficially Owned by the Shareholder upon the closing of the transactions contemplated by the Settlement Agreement, (ii) any shares of
Paracelsus Common Stock or other securities of Paracelsus issued (or issuable on the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Paracelsus Common Stock referred to in clause (i) as contemplated by Section 16 hereof and (iii) any shares of Paracelsus Common Stock issued to the Shareholder upon conversion of the Park Note.

         "REGISTRATION EXPENSES "shall have the meaning set forth in Section 14 hereof.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall have the meaning set forth in Section 14 hereof.

         "SETTLEMENT AGREEMENT" shall have the meaning specified in the Recitals hereof.

         "SHAREHOLDER" shall, in addition to the meaning ascribed thereto in the first paragraph hereof, mean and include (i) Park-Hospital GmbH, (ii) Paracelsus-Kliniken-Deutschland GmbH, (iii) the trustees and beneficiaries of the Estates of Dr. Hartmut Krukemeyer, (iv) Dr. Manfred G. Krukemeyer, (v) any member of the immediate family of Dr. Manfred G. Krukemeyer (including, without limitation, his stepmother, brother, sister, children and wife) and any Affiliate of any of the Persons identified in (i) through (v).

         "SUBSIDIARY" shall mean, with respect to any Person, any entity at least fifty percent (50%) of the Voting Securities of which are owned directly or indirectly by such Person.

         "SURVIVING COMPANY MERGER" shall mean any merger or other business combination or reorganization (i) where the transaction has been approved by a unanimous vote of the entire


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                                                                              5

Board or (ii) where the holders of Voting Securities of Paracelsus prior to such transaction will beneficially own (solely for the purpose of this definition, as determined pursuant to Rule 13d-3 or rule 13d-5 of the Exchange Act) in the aggregate at least sixty percent (60%) of the surviving corporation's Total Voting Power immediately giving effect to such transaction.

         "TRANSFER" shall mean any direct or indirect sale, transfer, assignment, pledge, hypothecation, mortgage, or other disposition, including those by operation or succession of law, merger or otherwise, or any encumbrance
(other than encumbrances arising by operation of law).

         "TOTAL VOTING POWER" shall mean the non-diluted aggregate number of votes that may be cast by the holders of outstanding Voting Securities.

         "VOTING SECURITIES" shall mean all securities entitled to vote in the ordinary course in the election of directors or of Persons serving in a similar governing capacity, including the voting rights attached to such securities and rights or options to acquire such securities.

         "WHOLLY-OWNED SUBSIDIARY" shall mean, with respect to any Person, a Subsidiary all of the Voting Securities of which are owned, directly or indirectly, by such Person.

                  (b) For the purposes of this Agreement, the following terms shall have the meanings assigned to them in the corresponding Sections of this Agreement:

                  "Acceptance Notice"                         Section 5 (b)

                  "Amended Proposal Notice"                   Section 5 (a)

                  "Eligible Person"                           Section 7 (a)

                  "Family Members"                            Section 4 (h)

                  "Heirs"                                     Section 4 (h)

                  "Offer Price"                               Section 5 (a)

                  "Proposal Notice"                           Section 5 (a)

                  "Shareholder Directors"                     Section 7 (a)

                  "Shareholder Proposal"                      Section 5 (a)



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                                                                              6

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. The Shareholder represents and warrants to Paracelsus that:

         (a) the execution, delivery and performance of this Agreement by the Shareholder have been duly and validly authorized by all necessary corporate action and, assuming due execution by Paracelsus, this Agreement is a legal, valid and binding obligation, enforceable against the Shareholder in accordance with its terms;

         (b) this Agreement has been duly executed and delivered by the Shareholder and, assuming due execution by Paracelsus, this Agreement is a legal, valid and binding obligation, enforceable against the Shareholder in accordance with its terms; and

         (c) the execution, delivery and performance by the Shareholder of this Agreement do not and will not contravene or conflict with any provision of any law, regulation, judgment, injunction, order or decree binding upon the Shareholder or any agreement, contract or other instrument to which the Shareholder is a party, other than any such contraventions or conflicts that would not prevent or materially delay the performance of the Shareholder's obligations hereunder.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARACELSUS. Paracelsus represents and warrants to the Shareholder that:

         (a) the execution, delivery and performance of this Agreement by Paracelsus have been duly and validly authorized by all necessary corporate action and, assuming due execution by the Shareholder, this Agreement is a legal, valid and binding obligation, enforceable against Paracelsus in accordance with its terms;

         (b) the execution, delivery and performance by Paracelsus of this Agreement do not and will not contravene or conflict with the certificate of incorporation or bylaws of Paracelsus, any provision of any law, regulation, judgment, injunction, order or decree binding upon Paracelsus or any agreement, contract or other instrument to which Paracelsus is a party, other than any such contraventions or conflicts that would not prevent or materially delay the performance of Paracelsus' obligations hereunder; and

         (c) the Settlement Agreement is in full force and effect against Paracelsus, there has been no notice (or, to its knowledge, threat) of termination of such agreement and it has no reason to believe that the Settlement Agreement is not in full force and effect against the Champion Shareholders.

         SECTION 4. VOTING SECURITY TRANSFERS. For a period of two (2) years after the date of this Agreement, the Shareholder shall not, and shall not suffer or permit any of its Affiliates or


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                                                                              7

Associates to, Transfer, in any single transaction or group of related transactions, any Voting Securities of Paracelsus, except for a Transfer that complies with any of the following subsections:

         (a) to any other Person which is included within the definition of Shareholder in Section 1 hereof; provided, that such transferee Shareholder becomes a party to this Agreement on substantially the same terms as the transferring Shareholder;

         (b) to any Person such that, after such Transfer, such Person, together with the Affiliates and Associates of such Person, will not Beneficially Own, after giving effect to such Transfer, Voting Securities of Paracelsus constituting 25% or more of the Total Voting Power of Paracelsus; provided that, so long as this Section 4 is in effect, the Shareholder, or any Affiliates or Associates of the Shareholder, shall not in any case, form, join or participate in or encourage the formation of a Group with such Person, or any Affiliates or Associates of such Person, of which the members, together with all of such members' respective Affiliates and Associates, will, together with the Shareholder and all Affiliates and Associates of the Shareholder, Beneficially Own 25% or more of the Total Voting Power of Paracelsus;

         (c) in a bona fide pledge of such Voting Securities to a financial institution to secure borrowings as permitted by applicable laws, rules and regulations; provided, that, if such pledge results in a pledge of more than 25%
of the Total Voting Power of Paracelsus to such financial institution, such financial institution agrees to be bound by the obligations of the Shareholder under this Agreement (but shall not have any of the rights of the Shareholder under this Agreement until such pledgee acquires such Voting Securities upon foreclosure pursuant to the terms of the pledge agreement, in which case such pledgee may transfer such Voting Securities in accordance with this Section 4 as if such pledgee were the Shareholder hereunder and cause a transferee to have all rights and obligations of the Shareholder hereunder);

         (d) to underwriters in connection with an underwritten public offering of such Voting Securities on a firm commitment basis registered under the Securities Act pursuant to which the sale of such Voting Securities will be in a manner to effect a broad distribution;

         (e) to Paracelsus or a Wholly-Owned Subsidiary of Paracelsus;

         (f) to a Person so long as either immediately after or simultaneously with the acquisition of such Voting Securities, such Person or an Affiliate of such Person makes an Acquisition Proposal to acquire all outstanding Shares at the same price and on equivalent terms offered to the Shareholder's Affiliates and Associates that is made in compliance with the Exchange Act and the rules and regulations thereunder; provided, that (i) other than with respect to the Shares to be Transferred by the Shareholder or the Shareholder's Affiliates or Associates, such Person may not purchase any Shares in the Acquisition Proposal and the Acquisition Proposal may not otherwise be consummated unless it is approved and recommended (and,


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                                                                              8

immediately prior to consummation of the Acquisition Proposal, continues to be recommended) by a majority of the Independent Directors, (ii) if the Acquisition
Proposal is a tender or exchange offer that is approved and recommended (and, immediately prior to consummation of the Acquisition Proposal, continues to be recommended) by a majority of the Independent Directors, the terms of such tender shall provide that such Person shall, and such Person shall be required to, accept for payment and purchase all Shares validly tendered and not withdrawn upon expiration of the offer if a majority of the Shares are validly tendered and not withdrawn upon expiration of the offer and (iii) such Person shall agree to be bound on the same terms as the Shareholder by all obligations of the Shareholder under this Agreement.

         (g) to any Qualified Parties; provided, that (i) at the time of such Transfer, the Shareholder or any of its Affiliates or Associates constitute a sufficient number of the directors or trustees, as the ease may be, of such Qualified Parties to permit approval of matters by such Qualified Parties without the approval of any other director or trustee of such Qualified Parties;

         (h) in the case of a Transfer by a Person who is a natural Person, a Transfer (A) in the case of the death of such a Person, to such Person's executors, administrators, testamentary trustees, heirs, devisees, intestates and legatees ("HEIRS") and (B) to such Person's current or future spouse, parents, siblings or descendants of such parents', siblings' or spouses (the "FAMILY MEMBERS"), provided that such Heirs and Family Members, as the case may be, simultaneously agree to be bound on the same terms as the Shareholder to all of the obligations of the Shareholder under this Agreement; or

         (i) to any Person in connection with an Approved Acquisition Proposal or Surviving Company Merger.

         SECTION 5. RIGHT OF FIRST OFFER.

                  (a) NOTIFICATION. After the Effective Date, Paracelsus will not enter into or recommend any Approved Acquisition Proposal without first notifying the Shareholder in writing (a "PROPOSAL NOTICE") of such Approved Acquisition Proposal and providing the Shareholder (including for purposes of this Section 5, Affiliates of such Shareholder) the opportunity (as hereinafter provided) to consummate an
         Acquisition Proposal on terms substantially equivalent to and, if the Approved Acquisition Proposal is a cash offer, at a cash price or, if the Approved Acquisition Proposal includes non-cash consideration, at
a
         price (in either case, the OFFER PRICE) equal to the sum of the amount of any cash plus the fair market value of any other consideration offered in such prospective Approved Acquisition Proposal, as the same may be amended or modified from time to time (a "SHAREHOLDER PROPOSAL"). The Proposal Notice shall set forth the identity of the proposed purchaser and the material terms of the proposed Approved Acquisition Proposal. In the event that the proposed Approved Acquisition Proposal is amended or modified,


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                                                                              9

         Paracelsus shall promptly notify the Shareholder in writing (an "AMENDED PROPOSAL NOTICE"); provided, however, that, if the
Shareholder
         does not provide an Acceptance Notice (as defined below) after receipt of a Proposal Notice or any required Amended Proposal Notice, no Amended Proposal Notice will be required unless the terms of such amendments or modifications are less favorable in any material respects
         to Paracelsus than those contained in the Proposal Notice or any prior Amended Proposal Notices. Any required Amended Proposal Notice shall set forth the identity of the proposed purchaser and the material terms
         of the amended or modified proposed Approved Acquisition Proposal.

                  (b) RESPONSE. Within six (6) business days after receipt of the Proposal Notice or any required Amended Proposal Notice, the Shareholder shall notify (an "ACCEPTANCE NOTICE") the Board in writing of his good faith intention to enter into negotiations regarding a Shareholder Proposal pursuant to subsection (c) below. The failure to notify the Board in such period shall constitute notice of the Shareholder's intention not to pursue a Shareholder Proposal. If the Shareholder fails to deliver an Acceptance Notice after the Proposal Notice or, if applicable, the Amended Proposal Notice, (i) the Board shall have the right to approve and recommend the Approved Acquisition Proposal to the shareholders of Paracelsus and (ii) Paracelsus shall have the right to enter into such agreements and take such actions in furtherance of consummating, and to consummate, the Approved Acquisition Proposal at the Offer Price at any time within one year from the date the Approved Acquisition Proposal was first made to Paracelsus.

                  (c) NEGOTIATION. For a period of fifteen (15) days from the date of the last Acceptance Notice, the Shareholder shall have the non-exclusive right to negotiate the Shareholder Proposal in good faith
         with the Directors of the Board other than the Shareholder Directors (the "NON-SHAREHOLDER DIRECTORS") and their representatives. If at the end of that fifteen (15) day period, a majority of the Non-Shareholder Directors shall in the good faith exercise of their fiduciary duties determine that the competing Approved Acquisition Proposal is superior to the Shareholder Proposal or if the Shareholder Proposal is accepted and is then terminated in accordance with its terms, (i) the Board shall have the right to approve and recommend such competing Approved Acquisition Proposal to the shareholders of Paracelsus and (ii) Paracelsus shall have the right to enter into such agreements and take such actions in furtherance of consummating, and to consummate, such competing Approved Acquisition Proposal at the Offer Price at any time within one year from the date the Acquisition Proposal was first made to Paracelsus.

                  (d) NON-CASH VALUATION. If the consideration offered by the prospective purchaser or transferee or, if permitted, offered by the Shareholder, includes non-cash consideration, Paracelsus and the Shareholder shall in good faith seek to agree upon the value of such non-cash consideration. If Paracelsus and the Shareholder fail to agree
         on
         such value within fifteen (15) days following receipt by the Shareholder of the Proposal Notice, then a majority of the Non-Shareholder Directors and the Shareholder shall appoint a nationally recognized investment banking firm mutually acceptable to a majority of the Non-Shareholder Directors and the Shareholder which shall resolve the issues in dispute; provided, that if a majority of the Non-Shareholder Directors and the Shareholder cannot agree on an investment banking firm then each shall appoint a nationally recognized
         investment banking firm which together shall within five business days mutually agree on another nationally recognized investment banking firm
         to which the items in dispute shall be referred and which shall make a final and binding determination within ten days. The value of any securities shall be the fair market value of such securities and the value of any property other than securities shall be the fair market value of such property. If a determination under this paragraph (d) is required, any deadline for acceptance provided for in this Section shall be postponed until the third business day after the date of such determination. The Shareholder and Paracelsus shall share equally in payment of all expenses of such investment banking firms. All determinations made pursuant to this paragraph (c) shall be final and binding on Paracelsus and the Shareholder.

                  (e) LIMITATION. It is agreed and understood that the provisions of this Section shall inure to the benefit of only Paracelsus and the Shareholder and not to the benefit of any other Person which is not deemed to be a Shareholder under this Agreement.

         SECTION 6. AGREEMENT TO SELL VOTING SECURITIES. Subject to the rights of the Shareholder to propose, negotiate and consummate a Shareholder Proposal in accordance with Section 5, the Shareholder agrees that the Shareholder will, and will cause any Affiliates or Associates of the Shareholder to, sell in, tender into and vote in favor of, as the case may be, any Approved Acquisition Proposal or any Shareholder Proposal approved by the Board of Directors in accordance with Section 5, all Voting Securities of Paracelsus Beneficially Owned by the Shareholder or any Affiliate or Associate of the Shareholder. It is agreed and understood that the provisions of this Section shall not be binding upon any Person other than the Shareholder so long as, if the Shareholder continues to be subject to this Agreement, such Person is not an Affiliate or Associate of the Shareholder.

         SECTION 7.  BOARD REPRESENTATION.

                  (a) THE BOARD; SHAREHOLDER DIRECTORS. The Board, as soon as practicable after the date of this Agreement but no later than the Effective Date, and during the term of this Agreement, shall number nine directors. The Board shall be divided into three classes, with the
         number of directors divided as equally as possible among those classes.
         The Shareholder may request that Paracelsus include, and Paracelsus shall include, as the Board's nominees for directors to be submitted to
         a shareholder vote, up to three (3) persons designated by the Shareholder who are Eligible Persons (the "SHAREHOLDER


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                                                                             11

         DIRECTORS"), one of whom shall be a Class I director with an original term expiring in 2000, one of whom shall be a Class II director with an
         original term expiring in 2001 and one of whom shall be a Class III director with an original term expiring in 1999/2002. As soon as practicable after the date of this Agreement and no later than the Effective Date, the following persons shall be the initial Shareholder Directors, to act as such until their successors are duly elected and qualified: __________________ (Class I), Dr. Heiner Meyer zu Losebeck (Class II) and Mr. Christian Lange (Class III; term expiring in 1999). If the Shareholder, together with the Affiliates and Associates of the Shareholder, shall cease to Beneficially Own at least (i) 20% of the Total Voting Power of Paracelsus, the Shareholder shall only be entitled to request that Paracelsus include, and Paracelsus shall only be required to include, as the Board's nominees for directors to be submitted to a shareholder vote, two (2) Shareholder Directors, (ii) 10% of the Total Voting Power of Paracelsus, the Shareholder shall only
         be entitled to request that Paracelsus include, and Paracelsus shall only be required to include, as the Board's nominees for directors to be submitted to a shareholder vote, one (1) Shareholder Director and
         (iii) 5% of the Total Voting Power of Paracelsus, the Shareholder shall not be entitled to request that Paracelsus include, and Paracelsus shall not be required to include, as nominee for the Board slate recommended by the Board, any Shareholder Director.

                  For the purposes hereof, an "ELIGIBLE PERSON" shall mean any person who is designated by the Shareholder, other than a person whose election to the Board, in the written opinion of counsel for Paracelsus, is reasonably likely to violate or be in conflict with, or result in any material limitation on the ownership or operation of any business or assets of Paracelsus or its Subsidiaries under, any statute, law, ordinance, regulation, rule, judgment, decree or order of
         any court or governmental or regulatory authority, and who has agreed in writing with Paracelsus, subject to his or her fiduciary duties, to comply with the provisions of this Section.

                  (b) COMMITTEES; QUORUM. Each committee of the Board shall contain such numbers of Shareholder Directors so that the number of Shareholder Directors, when taken together, on each such committee shall be as nearly as possible proportional to the total number of Shareholder Directors on the Board; provided, however, that the foregoing shall not apply to the audit committee (which shall be comprised solely of Independent Directors) or the compensation committee (which shall be comprised of one Independent Director and one
         director who is not an employee of Paracelsus or its Subsidiaries and, for so long as the Shareholder is entitled to nominate Shareholder Directors pursuant to this Agreement, one Shareholder Director). The quorum required for the transaction of business by the Board shall include at least one Shareholder Director and one director who is an Independent Director, or their designees, attending in person or, if necessary, via teleconference call.

                  (c) RESIGNATION. Upon the Shareholder ceasing to Beneficially Own, together with all Affiliates and Associates of the Shareholder, at
         least 20% of the Total Voting Power of Paracelsus, Paracelsus may request that one of the Shareholder Directors (to be chosen by the Shareholder) then on the Board resign as director of Paracelsus and, upon such request by Paracelsus, the Shareholder shall use its best efforts to cause such Shareholder Director to promptly resign, and thereupon relinquish all rights and privileges as a member of the Board. Upon the Shareholder ceasing to Beneficially Own, together with all Affiliates and Associates of the Shareholder, at least 10% of the Total Voting Power of Paracelsus, Paracelsus may request that a second Shareholder Director (to be chosen by the Shareholder) then on the Board resign as director of Paracelsus, and upon such request by Paracelsus, the Shareholder shall use its best efforts to cause such Shareholder Director to promptly resign and thereupon relinquish all rights and privileges as a member of the Board. Upon the Shareholder ceasing to Beneficially Own, together with all Affiliates and Associates of the Shareholder, at least 5% of the Total Voting Power of
         Paracelsus, Paracelsus may request that all or any of the Shareholder Directors then on the Board resign as directors of Paracelsus at the next annual shareholder meeting for election to their respective class,
         and upon such request by Paracelsus, the Shareholder shall use its best efforts to cause such Shareholder Directors to promptly resign and thereupon relinquish all rights and privileges as a member of the Board.

                  (d) MANAGEMENT DIRECTORS. One member of the Board will be a director who is an officer of Paracelsus and who is not an Independent Director, a Shareholder Director or a Champion Director.

                  (e) INDEPENDENT DIRECTORS. Immediately following the
Effective
         Date, two members of the Board will be Independent Directors. One of such Independent Directors shall be a Class I Director with an original
         term expiring in 2000 and one of such Independent Directors shall be a Class III director with any original term expiring in 2002. Vacancies among the Independent Directors occurring prior to the expiration of their respective terms of office shall be filled by a vote of seventy-five percent (75%) of the entire remaining Board. Independent Directors to be nominated for election at a shareholder meeting of Paracelsus will be nominated by a vote of seventy-five percent (75%)
of
         the entire Board.

                  (f) EFFORTS TO NOMINATE AND ELECT DIRECTORS. Paracelsus shall nominate and shall use its best efforts to take and cause to be taken all necessary action (corporate and other) to elect to the Board the individuals required to be nominated for election as directors in accordance with the terms hereof. The Shareholder shall nominate and shall use its best efforts, and shall use best efforts to cause the Shareholder Directors and the Affiliates and Associates of the Shareholder to use their respective reasonable efforts, to take and cause to be taken all necessary action (corporate and other), which efforts shall include the voting of all Voting Securities Beneficially Owned by the Shareholder and the Affiliates and Associates of the Shareholder and voting, subject to his or her fiduciary duties, as a Shareholder Director, to nominate and elect to the Board the individuals nominated by the board in accordance with any nomination provisions hereof then in effect and the terms of any employment contracts between Paracelsus and its executive officers so long as such employment agreements remain
         in effect.

         SECTION 8.  DEMAND REGISTRATIONS.

         (a) REQUESTS FOR REGISTRATION. At any time during the period commencing on the date which is one year after the Effective Date and ending on the date on which the Shareholder ceases to Beneficially Own, together with all Affiliates and Associates of the Shareholder, at least 10% of the outstanding Paracelsus Common Stock, the Shareholder may request that the Company register under the Securities Act all or any portion of such Registration Shares held by the Shareholder for sale in the manner specified in such request (provided that the aggregate number of such Registration Shares requested to be registered shall have an aggregate fair market value, based on the Current Market Price of such shares as of the date of such request, of at least $5,000,000 or shall consist of at least 200,000 Registration Shares). Any such request shall be in a writing and will designate the specific number of Registration Shares proposed to be sold by the Shareholder and the proposed plan of distribution for such Registration Shares (a "DEMAND REGISTRATION REQUEST") All registrations requested pursuant to this Section 8 are referred to herein as "DEMAND REGISTRATIONS."

         (b) NUMBER OF DEMAND REGISTRATIONS. The Company shall not be required to effect more than two (2) Demand Registrations of Registration Shares pursuant to this Section 8, no more than one (1) of which may be requested prior to the date which is two years after the Effective Date. Notwithstanding anything to the contrary contained herein, a registration shall count as a Demand Registration only when (i) a registration statement covering all Registration Shares as to which registration has been requested shall have become effective and (A) if the method of disposition is not a firm commitment underwritten public offering, the Company has maintained the effectiveness of such registration statement for a period not to exceed 90 days or (B) if such method of disposition is a firm commitment underwritten public offering, (y) all such Registration Shares shall have been sold pursuant thereto (unless such Registration Shares have not been sold as a result of some act or omission by the Shareholder) or (z) the applicable registration statement shall have been effective for at least ninety (90) days and the Shareholder has not paid or reimbursed the Company for all Registration Expenses and Selling Expenses incurred by the Company in connection therewith; provided, however, that in any such case, if, after such registration statement has become effective, the offering of the Registration Shares pursuant thereto is interfered with by any stop order, injunction or action of the Commission or other governmental agency not occasioned by the fault of the Shareholder, a Demand Registration shall be deemed not to have been effected unless such stop order, injunction or other order or request shall have been vacated or otherwise removed, or (ii) a registration statement filed by the Company pursuant to a request for a Demand Registration shall be abandoned or withdrawn upon the request of the Shareholder, unless the Shareholder elects to pay (or reimburse) all Registration Expenses and Selling Expenses (if any) incurred by the Company in connection therewith.

         (c) SELECTION OF UNDERWRITERS. If the method of disposition specified by the Shareholder in the Demand Registration Request is an underwritten public offering, the Company may designate the managing underwriter(s) of such offering, which designation shall be made after reasonable consultation with the
Shareholder.

         (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall be entitled to include in any registration statement referred to in this Section 8, for sale in accordance with the method of disposition specified by the Shareholder in connection with a Demand Registration, shares of Paracelsus Common Stock to be sold by the Company for its own account or by other shareholders of the Company for their account, except that if the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then the
Company will include in such registration (i) first, the Registration Shares requested to be registered by the Shareholder, (ii) second, securities the Company proposes to sell and (iii) third, other securities requested to be included in such registration.

         (e) SUBSEQUENT REGISTRATION RIGHTS. From and after the date hereof, the
Company shall not, without the prior written consent of the holders of a majority of the Registration Shares, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to require the Company to include shares or securities in any Demand Registration unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registration Shares registered in connection with such Demand Registration.

         (f) EXCEPTIONS TO DEMAND REGISTRATIONS. Notwithstanding anything in this Section 8 to the contrary, the Company shall not be required to file a registration statement in connection with a Demand Registration (i) within six months after the effective date of a registration statement filed in connection with any other Demand Registration or a Piggyback Registration provided that
(A)
the Shareholder shall have been afforded the opportunity to sell Registration Shares pursuant to such registration statement, (B) all Registration Shares requested to be registered shall have been so registered and, (C) if such registration statement shall relate to an underwritten public offering, all Registration Shares requested to be registered shall have been included therein to the extent so requested, (ii) if counsel for the Company shall deliver an opinion reasonably acceptable to the Shareholder that, pursuant to Rule 144 under the Securities Act or otherwise, the Shareholder can publicly sell all the Registration Shares as to which registration has been requested without registration under the Securities Act, (iii) the Company elects within 15 days after receiving a request for a Demand Registration to purchase all but not less than all of the Registration Shares as to which registration has been requested at a price per share equal to the Current Market Price, and the Company closes such purchase within 30 days after delivery of written notice to the Shareholder that the Company has elected to purchase such Registration Shares or (iv) the Board makes a good faith determination that filing a registration statement, or continuing to permit offers and sales pursuant to an effective registration statement filed pursuant to Section 8 hereof, is not in the best interests of the Company or its shareholders (including because of the reason in Section 8(e)(i)) and delivers written notice to such effect to the Shareholder or holder whose shares are registered pursuant to such effective registration statement; provided, however, that (A) any such deferral of the filing of the registration statement shall not exceed a period equal to 60 days after the date of the Demand Registration Request or (B) (1) any such suspension of offers and sales under an effective registration statement shall not exceed a period equal to 60 days after the date on which the Company gives notice of such suspension to the Shareholder and (2) the Company shall not be permitted to suspend such offers and sales for more than 60 days during any six-month period.

         SECTION 9.  PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. If the Company at any time (other than pursuant to a Demand Registration) proposes to register any of its Paracelsus Common Stock or other equity securities under the Securities Act for sale to the public for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-4 or Form S-8 or another form not available for registering the Registration Shares for sale to the public) (a
"PIGGYBACK REGISTRATION"), the Company will promptly (but in any event at least 30 days prior to the filing of the registration statement) give written notice to the Shareholder of its intention to effect such registration. Upon the written request of the Shareholder, given within 15 days after receipt of such notice, to register any of the Shareholder's Registration Shares (a "PIGGYBACK REGISTRATION REQUEST"), the Company will use its reasonable efforts to cause the
Registration Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. Any Registration Shares requested to be registered in connection with a Piggyback Registration shall be sold under the same method of distribution as the shares of Paracelsus Common Stock being sold by the Company or such other shareholders.

         (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registration Shares requested to be included in such registration and other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities requested to be registered by each such holder.

         (c) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and (ii) second, the Registration Shares requested to be included in such registration and any other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities requested to be registered by each such holder.

         (d) ADDITIONAL RIGHTS. The right to Piggyback Registration provided in this Section 9 is in addition to and not in lieu of the right to Demand Registration provided in Section 8. The provisions of this Section 9 shall apply even though the Shareholder at the time it requests Piggyback Registration pursuant to this Section 9 is permitted to sell any or all of the Registration Shares with respect to which such registration was requested under Rule 144 (or any similar rule or regulation) promulgated under the Securities Act.

         SECTION 10. HOLDBACK AGREEMENTS. The Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to (provided that the Shareholder receives a notice from the Company of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registration Shares are included (except as part of such underwritten registration), unless the underwriter(s) managing the registered public offering otherwise agree.

         SECTION 11. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 8 or 9 hereof to effect the registration of any Registration Shares, the Company will, as expeditiously as practicable:

         (a) prepare and file with the Commission a registration statement on the applicable form with respect to such Registration Shares and use its reasonable best efforts to cause such registration statement to become and remain effective for the Distribution Period, but no longer;

         (b) notify the Shareholder promptly after it has received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed;

         (c) notify the Shareholder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or of additional information;

         (d) prepare and file with the Commission, and promptly notify the Shareholder of such filing, such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Distribution Period, but no longer, and to comply with the provisions of the Securities Act with respect to the dispositions of all Registration Shares covered by such registration statement;

         (e) prepare and file with the Commission promptly upon the request of the Shareholder during the Distribution Period only, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for the Shareholder and counsel for the Company, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registration Shares by the Shareholder;

         (f) furnish to the Shareholder and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) and such other documents, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registration Shares covered by such registration statement;

         (g) use its reasonable best efforts to register or qualify the Registration Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Shareholder or, in the case of an underwritten public offering, the managing underwriter(s), shall reasonably request; provided, however, that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

         (h) to the extent the Company has such knowledge, immediately notify the Shareholder and each underwriter at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, upon the reasonable request of the Shareholder or underwriter during the Distribution Period, prepare and file an amendment or supplement to such prospectus to correct such misstatement or omission;

         (i) advise the Shareholder and the managing underwriter(s), if any, after the Company shall receive notice or otherwise obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of the registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose and (iii) use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

         (j) if the offering is underwritten, to furnish, at the request of the Shareholder, on the date that Registration Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or financial or statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by the Shareholder or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as are customarily covered in connection with an underwritten public offering; and

         (k) make available for inspection by the Shareholder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Shareholder or underwriter, financial and other records, pertinent corporate documents and properties of the Company as are reasonably necessary to enable them to conduct an investigation fulfilling their due diligence responsibilities, and cause the Company's officers, directors and employees to supply all information reasonably requested by any the Shareholder, underwriter, attorney, accountant or agent in connection with such investigation.

         SECTION 12. SHAREHOLDER'S COOPERATION. In connection with each registration hereunder, the Shareholder will furnish in writing to the Company and any underwriter participating in such offering such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Reasonable compliance with the obligation to furnish such information shall be a condition to the rights afforded the Shareholder hereunder.

         SECTION 13. UNDERWRITING AGREEMENT. In connection with each registration pursuant to Sections 8 and 9 hereof covering an underwritten public offering, the Company and the Shareholder agrees to enter into a written agreement with the managing underwriter(s) selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between underwriters and companies of the Company's size and investment stature; provided, however, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof; provided, further, however, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter(s).

         SECTION 14. EXPENSES. All expenses incurred by the Company in connection with Demand Registrations and Piggyback Registrations, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and disbursements of counsel in connection with registration under state securities laws, fees of the National Association of Securities Dealers, Inc., fees of the New York Stock Exchange (or the principal trading market or stock exchange for the Registration Shares if other than the New York Stock Exchange), fees of transfer agents and registrars and costs of insurance (if any), but not including any Selling Expenses, are herein referred to as "REGISTRATION EXPENSES." All underwriting discounts, selling commissions, brokerage fees and expenses and transfer taxes applicable to the sale of Registration Shares are herein referred to as "SELLING EXPENSES."

         The Company will pay all Registration Expenses in connection with any Demand Registration or Piggyback Registration. To the extent registration has been requested pursuant to a Demand Registration Request and such registration does not count as a Demand Registration as provided in Section 8(b), the Company shall pay all Registration Expenses in connection with such registration. All Selling Expenses in connection with any Demand Registration or Piggyback Registration shall be borne by the Shareholder or by such persons other than the
Company (except to the extent the Company shall be a seller) as they may agree.

         SECTION 15.  INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. In the event of a registration of any of the Registration Shares under the Securities Act pursuant to Section 8 or
9 hereof, the Company will indemnify and hold harmless the Shareholder, each underwriter of Registration Shares thereunder, and each other person, if any, who controls the Shareholder or underwriter within the meaning of the Securities
Act, against any losses, claims, damages or liabilities, joint or several, to which the Shareholder or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registration Shares were registered under the Securities Act pursuant to Section 8 or 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Shareholder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Shareholder, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

         (b) INDEMNIFICATION BY THE SHAREHOLDER. In the event of a registration of any of the Registration Shares under the Securities Act pursuant to Section 8 or 9 hereof, the Shareholder (severally and not jointly) will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registration Shares were registered under the Securities Act pursuant to Section 8 or 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Shareholder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each selling Shareholder hereunder shall be limited to the proceeds received by such seller from the sale of Registration Shares covered by such registration statement.

         (c) NOTICE. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent the indemnifying party is prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 15 in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based on advice of counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel (consisting of one law firm) and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding the foregoing, in any such action, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid; (ii) if representation of such indemnified party by the counsel retained by the indemnifying party would, in the opinion of such counsel, be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 15 is unavailable or insufficient to hold harmless a party that would have been indemnified for such losses, claims, damages or liabilities (or actions in respect thereof) under this Section 15, then each indemnifying party hereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Shareholder of Registration Shares agree that it would not be just and equitable if contribution pursuant to this
Section 15 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable consideration referred to in this Section 15. Notwithstanding the provisions of this Section 15(d), the Shareholder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registration Shares sold by it exceeds the amount of any damages which the Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         SECTION 16. CHANGES IN PARACELSUS COMMON STOCK. If, and as often as, there are any changes in the Paracelsus Common Stock by way of stock split, stock dividend, distribution, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Paracelsus Common Stock as so changed.

         SECTION 17. SHAREHOLDER PROTECTION RIGHTS PLAN. Notwithstanding
Article
Eleventh of Paracelsus' Amended and Restated Articles of Incorporation, Paracelsus covenants and agrees with the Shareholder that it will not adopt a shareholder protection rights plan, or similar anti-takeover plan or mechanism, without the prior approval of a majority of the Shareholder Directors.

         SECTION 18.  ADDITIONAL AGREEMENTS.

         (a) NO AMENDMENT OR WAIVER. The Shareholder shall not, and shall cause Affiliates and Associates of such Investor not to, publicly request Paracelsus or any of its agents or representatives, directly or indirectly, to amend or waive any provision of this Agreement.

         (b) FURTHER ASSURANCES. Paracelsus and the Shareholder shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

         (c) EFFECTIVENESS OF THIS AGREEMENT; TERMINATION OF ORIGINAL
AGREEMENT.
This Agreement shall become effective, and each of the Original Agreement and the Paracelsus Shareholder Registration Rights Agreement, dated August 16, 1996, between Paracelsus and the Shareholder shall terminate, without any further action by the parties, upon the Effective Date.

         (d) BRING-DOWN OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholder and Paracelsus shall be true and correct as of the Effective Date as if made at and as of such date, and each party, at the request of the other, shall deliver a certificate on the Effective Date to such effect.

         SECTION 19. LEGENDS. (a) The Shareholder agrees that all certificates representing the Voting Securities subject to this Agreement shall bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDER AGREEMENT DATED MARCH __, 1999 (A COPY OF
         WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY).  THE
         SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID
         AGREEMENT.  ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH
         SAID AGREEMENT SHALL BE VOID."

         (b) Upon termination this Agreement in accordance with its terms and upon request by the Shareholder, Paracelsus shall issue new certificates with the foregoing legend removed.

         SECTION 20. SPECIFIC PERFORMANCE. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it shall not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         SECTION 21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and, except as otherwise provided in this Agreement, shall not be assignable (by operation of law or otherwise) without the written consent of all other parties hereto; provided, that in the event of a Surviving Company Merger where Paracelsus is not the surviving corporation, (x) this Agreement shall be assigned to and shall inure to the benefit of and be binding upon such surviving corporation and (y) any reference herein to Paracelsus shall be deemed to be a reference to such surviving corporation.

         SECTION 22. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement shall supersede all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by Paracelsus and approved by the unanimous vote of the Independent Directors and, with respect to each investor, by such investor. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         SECTION 23.  MISCELLANEOUS.

         (a) GOVERNING LAW AND VENUE. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND SUBJECT TO THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES. The parties hereby irrevocably submit to the jurisdiction of the courts of the state of New York and the Federal courts of the United States of America located in the County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 23(b), shall be valid and sufficient service thereof.


         (b) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (i) on the first business day following the date received, if delivered personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the business day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and (iii) on the first business day that is at least five days following deposit in the mails, if sent by first class mail, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to the Shareholder, to:

                           Park-Hospital GmbH
                           Am Natruper Holz 69
                           D-49076 Osnabruck
                           Federal Republic of Germany

                           Facsimile: (011) 49-541-966-4020
                           Attention: Managing Director

                  with copies to:

                           King & Spalding
                           1185 Avenue of the Americas
                           New York, NY 10036

                           Facsimile: (212) 556-2222
                           Attention: Dr. Wilfried Witthuhn
                  and to:

                           Dr. Manfred George Krukemeyer

                           -----------------------------

                           -----------------------------
                                               , Germany
                           -------------------

                           Facsimile: (011) 49-541-
                                                   -----

                  If to Paracelsus, to:

                           Paracelsus Healthcare Corporation
                           515 West Greens Road
                           Suite 800
                           Houston, Texas 77067
                           Facsimile: (713) 873-6686

                           Attention: Board of Directors


         (c) SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         (d) COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute the same agreement.

         (e) TERMINATION.

                  (i) This Agreement shall terminate automatically without any action by any party upon the earliest to occur of (A) the Shareholder, together with all of its Affiliates and Associates, ceasing to Beneficially Own at least 5% of the Total Voting Power of Paracelsus or (B) the Shareholder, together with all of its Affiliates and Associates, Beneficially Own at least 90% of the Total
Voting Power of Paracelsus; provided, that in the event of a termination pursuant to clause A of this subsection, the Shareholder shall remain subject to the obligations of Sections 7(c) and 7(d).

         (ii) Notwithstanding Section 23(e)(i) above, this Agreement shall terminate immediately, without any action by any of the parties, upon termination of the Settlement Agreement before the Effective Date.

         (f) HEADINGS. All Section headings and the recitals herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

         (g) OTHER AGREEMENTS. The parties hereto agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

         (h) THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer upon any third party (including any holder of voting securities of Paracelsus) any rights or remedies of any nature whatsoever under or by reason of this Agreement. Notwithstanding the above, each of Paracelsus and the Shareholder confirms the respective agreements between them and the Champion Shareholders which are set forth in the Settlement Agreement, and the rights of the Champion Shareholders to enforce the provisions set forth in Sections 4, 6, 7 and 8 of this Agreement, in all material respects, in order to comply with the agreements set forth in the Settlement Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement, or a counterpart hereof, as of the date first written above.

                                    PARACELSUS HEALTHCARE CORPORATION


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:



                                    PARK-HOSPITAL GmbH


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title: